SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
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|_|   Preliminary Proxy Statement
|_|   Confidential, For Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Under Rule 14a-12

                           Total Research Corporation
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                (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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                                       .
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

      The following documents were filed today by the Registrant under cover of Form 8-K and are incorporated by reference into this filing: (i) The Agreement and Plan of Merger by and among Harris Interactive Inc. ("Harris Interactive"), Total Merger Sub. Inc. ("Merger Sub") and the Registrant pursuant to which Harris Interactive will acquire the Registrant through the merger of Merger Sub with and into the Registrant, (ii) the Form of Total Research Corporation Voting Agreement and (iii) the Form of Harris Interactive Inc. Voting Agreement.